                                                                      Exhibit 24


                               POWER OF ATTORNEY

                          OF OFFICERS AND DIRECTORS OF

                        PINNACLE OIL INTERNATIONAL, INC.


The undersigned officer and/or director of Pinnacle Oil International, Inc., a Nevada corporation (the "Corporation"), which anticipates filing, with respect to its fiscal year ending December 31, 1999, an Annual Report on Form 10-K ("Report") with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints George Liszicasz, Daniel C. Topolinsky and John M. Woodbury, and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Report, and any and all applications or other documents to be filed pertaining to such Report with the Securities and Exchange Commission, and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

EXECUTED this 27th day of March, 2000.


                                                      /s/ George Liszicasz
                                                      --------------------
                                                      George Liszicasz

                               POWER OF ATTORNEY

                          OF OFFICERS AND DIRECTORS OF

                        PINNACLE OIL INTERNATIONAL, INC.


The undersigned officer and/or director of Pinnacle Oil International, Inc., a Nevada corporation (the "Corporation"), which anticipates filing, with respect to its fiscal year ending December 31, 1999, an Annual Report on Form 10-K ("Report") with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints George Liszicasz, Daniel C. Topolinsky and John M. Woodbury, and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Report, and any and all applications or other documents to be filed pertaining to such Report with the Securities and Exchange Commission, and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

EXECUTED this 27th day of March, 2000.


                                             /s/ R. Dirk Stinson
                                             -------------------
                                             R. Dirk Stinson

                               POWER OF ATTORNEY

                          OF OFFICERS AND DIRECTORS OF

                        PINNACLE OIL INTERNATIONAL, INC.


The undersigned officer and/or director of Pinnacle Oil International, Inc., a Nevada corporation (the "Corporation"), which anticipates filing, with respect to its fiscal year ending December 31, 1999, an Annual Report on Form 10-K ("Report") with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints George Liszicasz, Daniel C. Topolinsky and John M. Woodbury, and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Report, and any and all applications or other documents to be filed pertaining to such Report with the Securities and Exchange Commission, and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

EXECUTED this 27th day of March, 2000.


                                              /s/ Lorne W. Carson
                                              -------------------
                                              Lorne W. Carson

                               POWER OF ATTORNEY

                          OF OFFICERS AND DIRECTORS OF

                        PINNACLE OIL INTERNATIONAL, INC.


The undersigned officer and/or director of Pinnacle Oil International, Inc., a Nevada corporation (the "Corporation"), which anticipates filing, with respect to its fiscal year ending December 31, 1999, an Annual Report on Form 10-K ("Report") with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints George Liszicasz, Daniel C. Topolinsky and John M. Woodbury, and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Report, and any and all applications or other documents to be filed pertaining to such Report with the Securities and Exchange Commission, and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

EXECUTED this 27th day of March, 2000.


                                              /s/ Dennis R. Hunter
                                              --------------------
                                              Dennis R. Hunter

                               POWER OF ATTORNEY

                          OF OFFICERS AND DIRECTORS OF

                        PINNACLE OIL INTERNATIONAL, INC.


The undersigned officer and/or director of Pinnacle Oil International, Inc., a Nevada corporation (the "Corporation"), which anticipates filing, with respect to its fiscal year ending December 31, 1999, an Annual Report on Form 10-K ("Report") with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints George Liszicasz, Daniel C. Topolinsky and John M. Woodbury, and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Report, and any and all applications or other documents to be filed pertaining to such Report with the Securities and Exchange Commission, and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

EXECUTED this 27th day of March, 2000.


                                              /s/ John A. Thomson
                                              -------------------
                                              John A. Thomson

                               POWER OF ATTORNEY

                          OF OFFICERS AND DIRECTORS OF

                        PINNACLE OIL INTERNATIONAL, INC.


The undersigned officer and/or director of Pinnacle Oil International, Inc., a Nevada corporation (the "Corporation"), which anticipates filing, with respect to its fiscal year ending December 31, 1999, an Annual Report on Form 10-K ("Report") with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints George Liszicasz, Daniel C. Topolinsky and John M. Woodbury, and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Report, and any and all applications or other documents to be filed pertaining to such Report with the Securities and Exchange Commission, and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

EXECUTED this 27th day of March, 2000.


                                              /s/ Jon E. M. Jacoby
                                              --------------------
                                              Jon E.M. Jacoby

                               POWER OF ATTORNEY

                          OF OFFICERS AND DIRECTORS OF

                        PINNACLE OIL INTERNATIONAL, INC.


The undersigned officer and/or director of Pinnacle Oil International, Inc., a Nevada corporation (the "Corporation"), which anticipates filing, with respect to its fiscal year ending December 31, 1999, an Annual Report on Form 10-K ("Report") with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints George Liszicasz, Daniel C. Topolinsky and John M. Woodbury, and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Report, and any and all applications or other documents to be filed pertaining to such Report with the Securities and Exchange Commission, and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

EXECUTED this 27th day of March, 2000.


                                              /s/ K. Rick Turner
                                              ------------------
                                              K. Rick Turner